UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

FLUID MEDIA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52118	20-5153378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5813-A Uplander Way Culver City, California		90230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 665.9878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 9, 2007, Fluid Media Networks, Inc. (formerly Fluid Audio Network, Inc. (“FAN”)) (collectively, “FMN”) filed a preliminary prospectus (the “Preliminary Prospectus”) with the securities regulatory authorities in each of the provinces and territories of Canada in respect of an initial public offering in Canada, of shares of Common Shares of FMN. In connection with the contemplated initial public offering in Canada, FMN disclosed in its Preliminary Prospectus and in the Definitive Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 27, 2007, that it intends to consummate a corporate reorganization pursuant to which: (i) FMN will change its domicile from the State of Delaware to the State of Nevada as part of an overall plan to ultimately change its domicile to Canada; and (ii) FMN will contribute all of its assets and liabilities to Fluid Media Networks USA, Inc., a Delaware corporation (“FMN USA”), a newly formed wholly owned subsidiary of FMN, in exchange for all of the capital stock of FMN USA. Upon consummation of the corporate reorganization, FMN will be domiciled in Canada and will conduct all of its business operations through its United States subsidiary, FMN USA. The initial public offering in Canada will close after the consummation of the contemplated corporate reorganization.

The Preliminary Prospectus also included information regarding the financial results of the Company for the twelve month period ended December 31, 2006. Copies of the audited consolidated balance sheets of FAN and its subsidiary as of December 31, 2006, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2006, 2005 and 2004, and for the period from March 14, 2002 (inception) through December 31, 2005, were attached as exhibits to the Preliminary Prospectus. A copy of the audited consolidated balance sheets of FAN and its subsidiary as of December 31, 2006, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2006, 2005 and 2004, and for the period from March 14, 2002 (inception) through December 31, 2005, are attached hereto as exhibits to this Current Report.

The information contained in this report and the exhibits hereto attached are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01     OTHER EVENTS.

See Item 2.02 which is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1
Audited consolidated balance sheets of FAN as of December 31, 2006, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2006, 2005 and 2004, and for the period from March 14, 2002 (inception) through December 31, 2005.

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUID MEDIA NETWORKS, INC.

/s/ Justin F. Beckett
Justin F. Beckett, Chief Executive Officer

Date: May 9, 2007